                    2017 Second Quarter                     Earnings Presentation NASDAQ: OKSB                July 26, 2017

Forward Looking Statements We make forward-looking statements in this presentation that are subject to risks and uncertainties. We intend these  statements to be covered by the safe harbor provision for forward-looking statements contained in the Private  Securities Litigation Reform Act of 1995. These forward-looking statements include:    •  Statements of Southwest's goals, intentions, and expectations;    •  Estimates of risks and of future costs and benefits;    •  Expectations regarding our future financial performance and the financial performance of our operating        segments;    •  Expectations regarding regulatory actions;    •  Expectations regarding our ability to utilize tax loss benefits;    •  Expectations regarding our stock repurchase program;    •  Expectations regarding dividends;    •  Expectations regarding our planned merger with Simmons First National Corporation;    •  Assessments of loan quality, probable loan losses, and the amount and timing of loan payoffs;    •  Estimates of the value of assets held for sale or available for sale; and    •  Statements of our ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount  and timing of future changes in interest rates, market behavior, and other economic conditions; future laws,  regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of  other matters. These other matters include, among other things, the direct and indirect effects of economic  conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking  regulators. Because of these uncertainties, the actual future results may be materially different from the results  indicated by these forward-looking statements. In addition, Southwest's past growth and performance do not  necessarily indicate our future results. For other factors, risks, and uncertainties that could cause actual results to  differ materially from estimates and projections contained in forward-looking statements, please read the “Risk  Factors” contained in Southwest’s reports to the Securities and Exchange Commission. We do not intend, or  undertake no obligation, to update or revise any forward-looking statements contained in this presentation, whether  as a result of differences in actual results, changes in assumptions, or changes in other factors affecting said  statements, except as required by law.

Second Quarter 2017 Highlights      Net income was $5.8 million, or $0.31 per diluted share, compared to $5.3       million, or $0.28 per diluted share, in the first quarter of 2017.      Total loans stood at $1.97 billion as of June 30, 2017 and includes $114.4       million in new loan commitments in the second quarter, with $43.4 million      funded.     The quarterly net interest margin was 3.53% at June 30, 2017 compared to      3.43% at March 31, 2017 and 3.48% at June 30, 2016.      Pre-tax, pre-provision income was $10.8 million for the second quarter of 2017,      an increase of 15.1% from $9.4 million in linked quarters and an increase of      34.0% from $8.0 million in the second quarter of 2017.      Efficiency ratio improved to 57.8% for the second quarter of 2017, compared to      61.5%, adjusted for non-core expenses, for the first quarter of 2017, and      65.7% for the second quarter of 2016.      Our Board approved a cash dividend of $0.08 per share payable on August 18,      2017 to shareholders of record on August 4, 2017.     Our capital ratios all remain strong and well above the criteria for regulatory      classification as “well-capitalized”.

Credit Quality Highlights Second Quarter  2017     Potential problem loans decreased from $42.1 million to $28.7 million,      or 1.5% of total portfolio loans, a fifth consecutive quarter of      improvement.     Nonperforming loans increased $6.5 million during the second quarter      to $23.1 million as of June 30, 3017. (A payoff following quarter end      reduced NPLs to $20.6 million.)     NPAs plus PPLs have reduced from $88.8 million at 6/30/16 to $51.8      million at 6/30/17, or a 42% improvement.     There was no Other Real Estate as of June 30, 2017.     Loan growth and reserves on impaired loans led to a provision for loan      losses in the amount of $1.7 million. Our reserve position stood at      $27.3 million at June 30, 2017, which represents 1.39% of portfolio      loans.     Net charge-offs for the quarter were $2.0 million.

Energy Highlights Second Quarter 2017     Total direct energy exposure at 6/30/17 included $117.3 million in      commitments and $83.6 million in funded debt, compared to $115.0 million      in commitments and $78.8 million in funded debt at 3/31/17.     Energy exposure represents 4.2% of our total funded credit portfolio, up      slightly from 4.1% in the first quarter.      The portfolio is advanced 78% to reserve-based credits and 22% to      services based.     Including the specific allocation, the ALLL for energy credits is 3.7% a      slight increase compared to 3.6% in the first quarter.     The services portfolio has $18.8 million funded with five credits having      commitments in excess of $1 million.      86% of funded service portfolio is comprised of three credits, all of which      are participations purchased from larger banks.     There were no service portfolio downgrades in the quarter.     28% of the total portfolio is criticized, down from 31% at 3/31/2017.

Healthcare Highlights – Second Quarter  2017     Core market comprised of established                             Healthcare Portfolio    healthcare providers     Additional expertise in the funding                   Total Portfolio: $429.5 million    challenges of smaller, growing healthcare     businesses    Core market expansion due to successful     entry of markets for senior housing     developers, multi-site facility operators, and     healthcare related service companies    Constantly evaluating new target niches     based upon industry evolution and the     impact of the ACA    $522 million in committed healthcare related     credit, or 22.4% of total credit commitments    $430 million in funded healthcare related     credit, or 22.0% of total funded credit     portfolio    Potential problem healthcare loans represent     only 1.6% of the funded healthcare portfolio

Financial Highlights

($ in thousands except per share data)	2014 FY 12/31/14	2015 FY 12/31/15	2016 FY 12/31/16	2016 FQ2 6/30/16	2016 FQ3 9/30/16	2016 FQ4 12/31/16	2017 FQ1 3/31/17	2017 FQ2 6/30/17
Balance Sheet								
Total Assets	1,942,034	2,357,022	2,475,392	2,402,262	2,468,042	2,475,392	2,522,594	2,572,935
Total Gross Loans	1,399,991	1,779,428	1,877,132	1,821,377	1,880,112	1,877,132	1,936,443	1,971,634
Total Deposits	1,533,999	1,884,105	1,946,018	1,902,865	1,947,924	1,946,018	1,977,265	2,013,834
Total Equity	270,786	296,098	286,629	282,360	283,820	286,629	290,914	295,546
Profitability (%)								
Net Income ($000)	21,030	17,407	17,704	5,412	4,255	6,168	5,279	5,818
ROAA	1.09	0.84	0.74	0.91	0.70	1.00	0.86	0.92
ROAE	7.82	6.23	6.18	7.67	5.97	8.59	7.40	7.93
Net Interest Margin	3.45	3.35	3.46	3.48	3.42	3.40	3.43	3.53
Efficiency Ratio	72.51	70.98	65.88	65.70	66.09	64.34	63.30	57.77
Balance Sheet Ratios / Capital (%)								
Loans / Deposits	91.26	94.44	96.46	95.72	96.52	96.46	97.94	97.90
Tangible Common Equity / Tang Assets (1)(3)	13.87	11.95	11.01	11.16	10.92	11.01	10.98	10.95
Common Equity Tier 1 Capital Ratio	NA	13.21	12.36	12.22	11.95	12.36	12.20	12.26
Tier 1 Risk Based Capital Ratio	19.70	15.53	14.40	14.28	13.95	14.40	14.19	14.23
Total Risk Based Capital Ratio	20.96	16.79	15.66	15.53	15.21	15.66	15.44	15.48
Tier 1 Leverage Ratio	16.45	14.41	13.02	13.18	13.07	13.02	12.98	12.95
Asset Quality (%) (2)								
NPLs / Portfolio Loans	0.67	1.15	0.89	1.23	1.31	0.89	0.86	1.17
NCOs / Avg Portfolio Loans	0.12	(0.08)	0.18	0.07	0.03	(0.09)	0.38	0.40
Reserves / Portfolio Loans	2.03	1.47	1.47	1.48	1.52	1.47	1.43	1.39
Reserves / NPLs	302.26	128.23	165.84	120.39	116.02	165.84	166.01	118.46
Per Share Data								
Tangible Book Value Per Share	14.02	13.98	14.50	14.20	14.33	14.50	14.72	14.98
Earnings Per Diluted Share	1.06	0.90	0.92	0.28	0.23	0.33	0.28	0.31

(1) Intangible assets defined as goodwill for purposes of these calculations.
(2) NPLs defined as Non-Accrual loans + Loans 90+ Days Past Due, NPAs defined as NPLs + OREO.
(3) This is a non-GAAP based financial measure. See Appendix for reconciliation to the most directly comparable GAAP based measure.

Southwest Bancorp, Inc.
7

Earnings Results

Earnings Summary

($ in thousands except per share data)	Three Months Ended 6/30/17	3/31/17	6/30/16	Q2 '17 vs. Q1 '17 % Change
Net interest income	$21,370	$20,163	$19,695	6.0%
Provision for loan losses	1,729	1,776	10	(2.6)%
Noninterest income	4,521	4,880	3,871	(7.4)%
Nontinterest expense	15,155	15,303	15,268	(1.0)%
Income before taxes	9,007	7,964	8,288	13.1 %
Taxes on income	3,189	2,685	2,876	18.8 %
Net income	$ 5,818	$ 5,279	$ 5,412	10.2 %
Pre-tax, pre-provision [(1)]	$10,766	$ 9,352	$ 8,035	15.1%
Diluted earnings per share	**$ 0.31**	**$ 0.28**	**$ 0.28**	

(1) This is a non-GAAP based financial measure. See Appendix for reconciliation to the most directly comparable GAAP based measure.

Southwest Bancorp, Inc.
8

Loan Portfolio


Owner Occupied CRE $289.2 15%
Commercial & Industrial $554.1 28%
Non-Owner Occupied CRE $671.9 34%
Construction & Development $182.6 9%
Residential Real Estate $255.6 13%
Consumer $18.3 1%

6/30/2017
$1.97 billion


Kansas $141.8 7%
Texas $636.7 32%
Oklahoma $1,112.6 57%
Colorado $80.6 4%

Loans by Type

Loans by Segment


Owner Occupied CRE $306.0 17%
Commercial & Industrial $558.5 31%
Non-Owner Occupied CRE $556.3 30%
Construction & Development $175.8 10%
Residential Real Estate $204.0 11%
Consumer $20.8 1%

6/30/2016
$1.82 billion


Kansas $158.1 9%
Texas $577.3 32%
Oklahoma $1,038.9 57%
Colorado $47.1 2%

Southwest Bancorp, Inc.

Dollars in millions unless otherwise noted.

9

Nonperforming Loans

6/30/2017
$23.1 million



Healthcare C&I
$1.5
7%
Owner Occupied CRE
$0.1
1%
Non-Owner Occupied CRE
$6.6
28%
Energy C&I
$5.6
24%
Residential Real Estate
$2.8
12%
Commercial & Industrial
$5.7
25%
Consumer
$0.1
0%
Construction & Development
$0.6
3%



Kansas
$0.1
0%
Texas
$10.0
44%
Oklahoma
$12.9
56%

By Type

By Geographic Location



Owner Occupied CRE
$0.9
4%
Non-Owner Occupied CRE
$3.0
14%
Healthcare C&I
$5.8
26%
Residential Real Estate
$3.1
14%
Energy C&I
$5.4
24%
Consumer
$0.1
0%
Commercial & Industrial
$2.6
12%
Construction & Development
$1.4
6%



Kansas
$0.5
2%
Other
$3.8
17%
Oklahoma
$5.4
24%
Texas
$7.0
32%
Arizona
$5.6
25%

6/30/2016
$22.3 million

Southwest Bancorp, Inc.

Dollars in millions unless otherwise noted.
Nonperforming loans include non-accruals and 90 days past due loans.

10

Loan Loss Reserve to NPL+PPL                                                                                                                                           52.78%                                                                                                                      46.94%                                                                                                 45.43%             43.90%                                                                            40.65%                                                       31.00%                                  29.94%            12/31/15              3/31/16              6/30/16             9/30/16              12/31/16             3/31/17              6/30/17 Nonperforming loans include non-accruals and 90 days past due loans. PPL is defined as potential problem loans.

Credit Risk Profile


($000s)
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2012
2013
2014
2015
2016 Q1
2016 Q2
2016 Q3
2016 Q4
2017 Q1
2017 Q2
NPAs
Potential Problem Loans
NPAs/Assets

Nonperforming assets defined as nonaccrual loans, loans past due 90 days or more and still accruing, and other real estate owned.

Southwest Bancorp, Inc.
12

Strong Core Deposit Franchise    $2.01 billion Total Deposits (6/30/2017)                         Deposits by Type                                                                        Cost of Deposits                                                        Interest Bearing                                                             Demand                                                              $177                    Non-interest Bearing                        9%                                                                                              0.59%                         Demand                           $557                                                                                                                    0.52%                                                                                                                                       0.48%                           27%                                                                                             0.45%                                                                                                               0.43%                                                                                                   0.40%                                                                                       0.37%          Other Time             Deposits              $219               11%                                        Money market                                            Accounts               Time Deposits                 $599              $100,000 or More                30%                    $404                     20%                                      Savings Accounts                                             $58                                              3% Dollars in millions.

NIM/Cost of Deposits



($000s)
$22,000
$21,500
$21,000
$20,500
$20,000
$19,500
$19,000
$18,500
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.48%
3.54%
3.48%
3.42%
3.40%
3.43%
3.53%
0.37%
0.40%
0.43%
0.45%
0.48%
0.52%
0.59%
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Net Interest Income
Cost of Deposits
Net Interest Margin

Southwest Bancorp, Inc.
14

Noninterest Income                                                                                                             $4,880                                                                     $4,555                                                     $4,521          $4,179                                                                         $4,244                                                 $3,871                             $3,415        12/31/15             3/31/16             6/30/16            9/30/16             12/31/16            3/31/17             6/30/17                 Service Charges and Fees         Gain on Sales of Loans        Gain on Investment Securities         Other Dollars in thousands.

Noninterest Expense          $17,099                             $15,996                               $16,156            $15,826                                                $15,268                                                  $15,303            $15,155         12/31/15            3/31/16            6/30/16            9/30/16           12/31/16            3/31/17            6/30/17            Salaries and Employee Benefits                 Occupancy           General and Administrative                Other Dollars in thousands.

Strong Capital Position

Common Equity Tier 1



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
13.2%
12.1%
12.2%
12.0%
12.4%
12.2%
12.3%
6.5% Well Capitalized
12/31/15
3/31/16
6/30/16
9/30/16
12/31/16
3/31/17
6/30/17

Tier 1 Risk-based Capital Ratio



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
15.3%
14.1%
14.3%
14.0%
14.4%
14.2%
14.2%
8.0% Well Capitalized
12/31/15
3/31/16
6/30/16
9/30/16
12/31/16
3/31/17
6/30/17

Tier 1 Leverage Ratio



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
14.4%
13.5%
13.2%
13.1%
13.0%
13.0%
13.0%
5.0% Well Capitalized
12/31/15
3/31/16
6/30/16
9/30/16
12/31/16
3/31/17
6/30/2017

Total Risk-Based Capital Ratio



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
16.6%
15.4%
15.5%
15.2%
15.7%
15.4%
15.5%
10.0% Well Capitalized
12/31/15
3/31/16
6/30/16
9/30/16
12/31/16
3/31/17
6/30/2017

Southwest Bancorp, Inc.
17

2017 Priorities    Successfully complete the proposed merger and consolidation     with Simmons First National Corporation.     Maintain strong credit quality along with conservative balance     sheet and risk management.    Continue appropriate growth in the commercial banking sector.    Grow deposit base commensurate with loan growth.     Focus on fee based income growth in mortgage, consumer and     treasury.    Assess, manage and add talent where available and appropriate     throughout the organization.     Drive growth in the healthcare banking segment.

ADDITIONAL FINANCIAL           INFORMATION

Quarterly Net Income                                                                                                   $6.2                                                                                                                                                $5.8                                                       $5.4                                                               $5.3          $4.6                                                                              $4.3                                $1.9        12/31/15               3/31/16               6/30/16               9/30/16               12/31/16               3/31/17               6/30/17 Dollars in millions.

Quarterly Pre-Tax, Pre-Provision Income                                                                                                                                               $10.8                                                                                                                          $9.4                                                                              $8.4                  $8.6                                                       $8.0                                $7.5          $6.4        12/31/15               3/31/16               6/30/16               9/30/16               12/31/16               3/31/17               6/30/17 Dollars in millions.

Quarterly Net Interest Margin     3.48%          3.54%           3.48%          3.42%          3.40%          3.43%           3.53%    12/31/15        3/31/16        6/30/16        9/30/16        12/31/16        3/31/17        6/30/17

Total Loans by Segment                                                                                                                                         $63.4                   $80.6               $38.8                    $48.1                   $47.1                    $64.9                   $66.1                   $143.1                  $141.8               $150.5                  $161.0                   $158.1                  $156.7                  $144.6                                                                                                                                         $639.9                  $636.7               $580.5                  $560.4                   $577.3                  $605.7                  $636.6              $1,009.7                $1,012.4                 $1,038.9                $1,052.8                 $1,029.9                $1,153.4                 $1,112.6            12/31/15                 3/31/16                 6/30/16                  9/30/16                 12/31/16                 3/31/17                 6/30/17                                                          Oklahoma              Texas           Kansas           Colorado Dollars in millions.

Potential Problem Loans by Segment



$39.2
$2.8
$2.0
$4.2
$30.2
$68.5
$2.7
$3.6
$18.8
$43.4
$64.4
$0.8
$2.7
$17.7
$43.1
$45.5
$0.7
$2.7
$21.0
$21.0
$44.0
$0.1
$4.0
$19.8
$20.1
$42.1
$3.6
$16.3
$22.0
$28.7
$2.7
$10.8
$15.8
12/31/15
3/31/16
6/30/16
9/30/16
12/31/16
3/31/17
6/30/17
Oklahoma
Texas
Kansas
Colorado

Dollars in millions.

Southwest Bancorp, Inc.
24

Provision for Loan Loss                                 $4.38                                                                               $1.71                                        $1.78                  $1.73                                                         $0.01           $(0.57)                                                                                                    $(1.33)        12/31/15               3/31/16                6/30/16               9/30/16               12/31/16                3/31/17               6/30/17 Dollars in millions.

Loan Loss Reserve to Total Portfolio Loans       1.47%           1.53%            1.48%           1.52%           1.47%           1.43%            1.39%      12/31/15        3/31/16         6/30/16          9/30/16         12/31/16        3/31/17         6/30/17 Loan Loss Reserve to Nonperforming Loans                                                                          165.84%          166.01%       128.23%                        122.01%          120.39%         116.02%                                           118.46%       12/31/15         3/31/16          6/30/16         9/30/16         12/31/16          3/31/17         6/30/17

APPENDIX

The subsequent tables present non-GAAP   reconciliations of the following calculations: –  Tangible Common Equity (TCE) to Tangible Assets (TA) ratio –  Tangible Book Value per Share –  Pre-tax, Pre-provision Income

TCA to TA and Tangible Book Value Per Share                                        12/31/2014       12/31/2015       12/31/2016        6/30/2016        9/30/2016       12/31/2016        3/31/2017        6/30/2017 Total Equity                          $    270,786     $    296,098     $    286,629     $    282,360     $    283,820     $    286,629     $    290,914     $    295,546 Less Goodwill & Core Deposits                  1,744          16,361           15,844           16,051           15,983           15,844           15,722           15,606 TCE                                   $    269,042     $    279,737     $    270,785     $    266,309     $    267,837     $    270,785     $    275,192     $    279,940 Total Assets                          $ 1,942,034      $ 2,357,022      $ 2,475,392      $ 2,402,262      $ 2,468,042      $ 2,475,392      $ 2,522,594      $ 2,572,935 Less Goodwill & Core Deposits                  1,744          16,361           15,844           16,051           15,983           15,844           15,722           15,606 TA                                    $ 1,940,290      $ 2,340,661      $ 2,459,548      $ 2,386,211      $ 2,452,059      $ 2,459,548      $ 2,506,872      $ 2,557,329 Common Equity to Assets                     13.94%           12.56%           11.58%           11.75%           11.50%           11.58%          11.53%           11.49% TCE to TA                                   13.87%           11.95%           11.01%          11.16%           10.92%           11.01%           10.98%           10.95% Shares outstanding                     19,193,059       20,006,802       18,674,727       18,750,783       18,685,385       18,674,727       18,689,022       18,686,273 Book Value per Common Share           $       14.11    $       14.80    $       15.35    $       15.06    $       15.19    $       15.35    $       15.57    $       15.82 Tangible BV per Share                 $       14.02    $       13.98    $       14.50    $       14.20    $       14.33    $       14.50    $       14.72    $       14.98                                                                    Pre-tax, Pre-provision Income                                                             12/31/2015     3/31/2016     6/30/2016     9/30/2016     12/31/2016    3/31/2017     6/30/017              Net Income                                    $      4,589    $    1,869    $    5,412   $    4,255    $      6,168    $   5,279     $   5,818              Taxes on income                                       2,577         1,015         2,876        2,236           3,682        2,685         3,189              Provision                                            (566)        4,375            10         1,713         (1,329)        1,776        1,729              Provions for unfunded                                (163)          215          (263)          146             32          (388)          30              Pre-tax, Pre-provision Income                 $      6,437    $    7,474    $    8,035   $    8,350    $      8,553    $   9,352     $ 10,766 Dollars in thousands, except per share amounts.

2017 Second Quarter                     Earnings Presentation NASDAQ: OKSB                July 26, 2017